UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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(Name of Registrant as Specified In Its Charter)
MVC CAPITAL, INC.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 14, 2009

MVC CAPITAL, INC.

NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of the stockholders of MVC Capital, Inc. (the “Fund”) will be held at the offices of UBS, 299 Park Avenue, New York, NY 10171, on April 14, 2009, [10:00 a.m.] (Eastern time) for the following purposes:

1. to elect six nominees to serve as members of the Board of Directors of the Fund;

2.	to approve an amended and restated investment advisory and management agreement between the Fund and its investment adviser, The Tokarz Group Advisers LLC; and

3. to transact such other business as may properly come before the meeting or any adjournment thereof.

The proposals are discussed in greater detail in the Proxy Statement attached to this Notice. Stockholders of record as of the close of business on [February 17, 2009] are entitled to receive notice of and to vote at the Meeting. Each stockholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, we urge you to mark, sign, date and promptly return the enclosed Proxy Card so that the Meeting can be held and a maximum number of shares may be voted. If you received more than one Proxy Card, please be sure to mark, sign, date and return each one.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

If you do not expect to attend the Meeting, you are urged to mark, sign, date and return without delay the enclosed Proxy Card(s) in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares may be represented at the Meeting. Instructions for the proper execution of the Proxy Card(s) are set forth at the end of the attached Proxy Statement. Instructions for telephone and Internet voting (which may be available to you) are set forth on the enclosed Proxy Card.

A proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Meeting.

By Order of the Board of Directors,

Michael Tokarz
Chairman

[March 6, 2009]
287 Bowman Avenue
2nd Floor
Purchase, NY 10577

PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
VOTE REQUIRED
PROPOSAL 2
APPROVAL OF AN AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND THE TOKARZ GROUP ADVISERS LLC
VOTE REQUIRED
VOTING INFORMATION
EXPENSES OF SOLICITATION
OTHER MATTERS AND ADDITIONAL INFORMATION
ADDITIONAL INFORMATION ABOUT THE FUND
EXHIBIT A
EXHIBIT B AMENDED AND RESTATED AUDIT COMMITTEE CHARTER MVC CAPITAL, INC. January 23, 2008
EXHIBIT C
INSTRUCTIONS FOR SIGNING PROXY CARDS

ANNUAL MEETING OF STOCKHOLDERS
OF
MVC CAPITAL, INC.

APRIL 14, 2009

287 Bowman Avenue
2nd Floor
Purchase, New York 10577
(914) 510-9400

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of MVC Capital, Inc. (the “Fund”) for use at the annual meeting of the stockholders of the Fund (the “Meeting”), to be held at the offices of UBS, 299 Park Avenue, New York, NY 10171, on April 14, 2009, [10:00 a.m.] (Eastern time), and at any adjournment thereof. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the enclosed Proxy Card(s) are expected to be mailed on or about [March 6, 2009].

A Proxy Card that is properly executed and returned to the Fund prior to the Meeting will be voted as provided therein at the Meeting and at any adjournment thereof. A proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Meeting. Signing and mailing a Proxy Card will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

The Board intends to bring before the Meeting the proposals that are set forth in the Notice of Annual Meeting of Stockholders and that are described in this Proxy Statement. The persons named as proxies on the enclosed Proxy Card will vote all shares represented by proxies in accordance with the instructions of stockholders as specified on the Proxy Card. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner nor does it have discretionary power to vote on a particular matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. For example, the election of directors is a routine matter while the proposal to approve the Amended and Restated Investment Advisory and Management Agreement (the “Amended Agreement”) with The Tokarz Group Advisers LLC (“TTG Advisers”) is a non-routine matter.

With respect to the election of each nominee to serve as a member of the Board, abstentions and broker non-votes will not have any effect on the outcome of the proposal. With respect to the proposal to approve the Amended Agreement, abstentions and broker non-votes will have the same effect as a negative vote on the outcome of the proposal.

In addition to soliciting proxies by mail, officers of the Fund may solicit proxies by telephone or in person, without special compensation. The Fund may retain a proxy solicitor to assist in the solicitation of proxies, for which the Fund would pay usual and customary fees.

Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund’s Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form provided to you by your broker or bank.

Only stockholders of record as of the close of business on [February 17, 2009] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. On the Record Date, [24,297,087] shares of the Fund were outstanding.

Each stockholder of record on the Record Date is entitled to one vote for each share held.

The stockholders of the Fund have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, one or more adjournments of the Meeting may be proposed to permit further solicitation of proxies. A stockholder vote may be taken with respect to the Fund on some or all matters before any such adjournment if a quorum is present and sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy.

The Fund’s Annual Report on Form 10-K for the fiscal year ended October 31, 2008 (the “Report”) is being mailed with this Proxy Statement to the stockholders of the Fund. The Report is not to be regarded as proxy-soliciting material. This Proxy Statement and the Report are available on the Fund’s website at www.mvccapital.com. The Report may be obtained without charge, by writing to the Fund at 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577, or by calling toll-free 1-800-426-5523. The Fund’s next quarterly report on Form 10-Q is scheduled to be filed with the Securities and Exchange Commission (“SEC”) on or before March 12, 2009.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, stockholders will vote on a proposal to elect six nominees to serve as directors of the Fund (“Directors”). The nominees include Emilio Dominianni, Gerald Hellerman, Warren Holtsberg, Robert Knapp, William Taylor and Michael Tokarz. Each nominee is currently a member of the Board.

The persons named as proxies on the enclosed Proxy Card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the six nominees named above to serve as the Directors. Each of the nominees has consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of one year until the next annual meeting of stockholders after his election. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be recommended by the presently serving Directors.

Information regarding the nominees and the officers of the Fund, including brief biographical information, is set forth below.

(5)
Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)	(4)	Overseen by	Directorships
	Positions(s)	Term of Office/	Principal	Director or	Held by Director
(1)	Held with	Length of Time	Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Nominees for Independent Directors
Emilio Dominianni 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 77	Director	1 year/5 years, 11 months	Mr. Dominianni is a retired Partner of, and was Special Counsel to Coudert Brothers LLP, a law firm. He is currently a director of MVC Acquisition Corp., Stamm International Corporation, Powrmatic Inc., and Powrmatic of Canada Ltd., manufacturers and distributors of heating, ventilating, and air conditioning equipment. He was previously a director of American Air Liquide Inc., Air Liquide International Corporation, and a Consultant to Air Liquide America Corp., all manufacturers and distributors of industrial gases, and Mouli Manufacturing Corp., a distributor of kitchen and household products.	None(1)	See column 4

(5)
Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)	(4)	Overseen by	Directorships
	Positions(s)	Term of Office/	Principal	Director or	Held by Director
(1)	Held with	Length of Time	Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Gerald Hellerman 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 71	Director	1 year/5 years, 11 months	Mr. Hellerman owns and has served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, since the firm’s inception in 1993. Mr. Hellerman currently serves as a director of MVC Acquisition Corp. and as a director, chief financial officer and chief compliance officer for The Mexico Equity and Income Fund, Inc., a director of the Old Mutual Absolute Return and Emerging Managers fund complex (consisting of six funds), and a director of Brantley Capital Corporation. Mr. Hellerman was previously a director of AirNet Systems, Inc.	None(1)	See column 4
Robert Knapp Ironsides Partners LLC 100 Summer Street 27th Floor Boston, MA 02108 Age: 42	Director	1 year/5 years, 11 months	Mr. Knapp is Managing Director of Ironsides Partners LLC, which was formed in January 2007 to manage an account for Millennium Partners LP (“Millennium”), his former employer from 1996-2006. Mr. Knapp specializes in mis-priced assets, turnaround situations, and closed end fund arbitrage. He is Chairman of the Africa Opportunity Fund, and former director of the Vietnam Opportunity Fund, which are Cayman Islands investment companies listed on the London Stock Exchange. He also served as a director for the First Hungary Fund, a Channel Islands private equity fund, trustee of Princeton in Asia and trustee of Sea Education Association.	None(1)	See column 4
William Taylor 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 66	Director	1 year/2 years, 11 months	Mr. Taylor is a Certified Public Accountant and is currently a director and Treasurer of Northern Illinois University Foundation, a Trustee of Writers Theatre and the President and a Director of The William and Dian Taylor Foundation. From 1976 through May 2005, Mr. Taylor was a Partner at Deloitte & Touche. From 1997 to 2001, Mr. Taylor was a director of Deloitte & Touche USA and from 1999 to 2003 Mr. Taylor was a director of Deloitte Touche Tohmatsu.	None(1)	See column 4

(5)
Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)	(4)	Overseen by	Directorships
	Positions(s)	Term of Office/	Principal	Director or	Held by Director
(1)	Held with	Length of Time	Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Officer and Nominees for Interested Directors
Warren Holtsberg(2) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 58	Director	1 year/1 year, 10 months	Mr. Holtsberg currently serves as Co-Head Portfolio Management of TTG Advisers the investment adviser to the Fund (the “Adviser”). Mr. Holtsberg founded Motorola Ventures, the venture capital investment arm for Motorola, Inc. where he led the worldwide fund for eight years. He was also Corporate Vice President and Director of Equity Investments at Motorola. Mr. Holtsberg currently serves as a director of MVC Acquisition Corp., MVC Partners, LLC. a member of the Board of Directors of the Illinois Venture Capital Association, the Chicagoland Entrepreneurship Center, and Illinois Ventures, the venture investment arm for the University of Illinois, and serves on the advisory board of the Arcapita Fund.	None(1)	See column 4

(5)
Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)	(4)	Overseen by	Directorships
	Positions(s)	Term of Office/	Principal	Director or	Held by Director
(1)	Held with	Length of Time	Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Michael Tokarz(3) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 59	Director	1 year/5 years, 3 months	Mr. Tokarz currently serves as Chairman and Portfolio Manager of the Fund and as Manager of TTG Advisers. Mr. Tokarz also is Chairman of The Tokarz Group, a private merchant bank, since 2002. Prior to this, Mr. Tokarz was a senior General Partner and Administrative Partner at Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts. He also currently serves on the corporate boards of MVC Acquisition Corp., Conseco, Inc., Walter Industries, Inc. (Chairman of the board), Mueller Water Products, Inc., IDEX Corporation, Stonewater Control Systems, Lomonosov, Athleta, Inc. and Apertio Ltd. Mr. Tokarz is an active member of the endowment committee and Board of Trustees of YMCA in Westchester County. He is also a member of the Board of the Warwick Business School in England. He is Chairman and is a member of the Board of the University of Illinois Foundation, and serves on its executive committee, investment policy committee and is Chairman of the budget and finance committee; he is also a member of the Venture Capital Subcommittee and serves as a member of the Board of Managers for Illinois Ventures, LLC. Mr. Tokarz also serves as the Chairman of the Illinois Emerging Technology Fund LLC. Mr. Tokarz serves as a director for the following portfolio companies of the Fund: Custom Alloy Corporation, Dakota Growers Pasta Company, Harmony Pharmacy & Health Centers, Inc., HuaMei Capital Company, MVC Automotive Group B.V., MVC Partners LLC, Ohio Medical Corporation, Summit Research Labs, Inc., Timberland Machines & Irrigation, Inc., and Turf Products, LLC.	None(1)	See column 4

(5)
Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)	(4)	Overseen by	Directorships
	Positions(s)	Term of Office/	Principal	Director or	Held by Director
(1)	Held with	Length of Time	Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Executive Officers
Bruce Shewmaker 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 63	Managing Director	Indefinite term/5 years, 3 months	Mr. Shewmaker currently serves as Managing Director of TTG Advisers and the Fund. Mr. Shewmaker worked directly for the Fund from November 2003 through October 2006. Until June 2003, Mr. Shewmaker served as Managing Director of Crossbow Ventures Inc., and as a Vice President of Crossbow Venture Partners Corp., the general partner of Crossbow Venture Partners LP, a licensed small business investment company. Mr. Shewmaker also is a co-founder and Director of Infrared Imaging Systems, Inc., a medical devices company. From 1999 to 2001, he was a Managing Director of E*OFFERING Corp., an investment banking firm which merged into Wit SoundView Group in 2000. Mr. Shewmaker served as a director for the following portfolio companies of the Fund: Baltic Motors Corporation and Phoenix Coal Corporation. He currently serves on the Boards of Foliofn, Inc., MVC Partners LLC, Vendio Services, Inc., Velocitius B.V. and Vestal Manufacturing Enterprises, Inc. Mr. Shewmaker also serves on the Board of VIANY.	N/A	N/A
Peter Seidenberg 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 39	Chief Financial Officer	Indefinite term/3 years, 4 months	Mr. Seidenberg currently serves as Chief Financial Officer of TTG Advisers, in addition to his service as Chief Financial Officer of the Fund. Mr. Seidenberg joined the Fund in April 2005 after having previously served as a Principal of Nebraska Heavy Industries, where he worked on engagements including serving as the Chief Financial Officer of Commerce One, Inc. Prior to that, Mr. Seidenberg served as the Director of Finance and Business Development and as Corporate Controller for Plumtree Software, Inc. Mr. Seidenberg has also worked at AlliedSignal and several small manufacturing companies, where he held roles in finance and operations. Mr. Seidenberg, on behalf of the Fund, sits on the board of Ohio Medical Corp and serves as its Corporate Secretary. Mr. Seidenberg also serves on the Board of MVC Partners LLC and Vitality Foodservice, Inc. and serves as Chief Financial Officer of MVC Acquisition Corp.	N/A	N/A

(5)
Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)	(4)	Overseen by	Directorships
	Positions(s)	Term of Office/	Principal	Director or	Held by Director
(1)	Held with	Length of Time	Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Scott Schuenke 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 29	Chief Compliance Officer	Indefinite term/4 years, 4 months	Mr. Schuenke currently serves as the Controller and Chief Compliance Officer of TTG Advisers, in addition to his service as Chief Compliance Officer of the Fund. Prior to joining the Fund in June 2004, Mr. Schuenke served as a Compliance Officer with U.S. Bancorp Fund Services, LLC, from 2002 until he joined MVC Capital, Inc. in 2004. Mr. Schuenke also served as the Secretary of The Mexico Equity & Income Fund, Inc. and Assistant Secretary of Tortoise Energy Infrastructure Corporation during his tenure at U.S. Bancorp Fund Services, LLC. Mr. Schuenke serves on the Board of Vestal Manufacturing Enterpries, Inc. on behalf of the Fund. Mr. Schuenke is a Certified Public Accountant.	N/A	N/A
Jaclyn Shapiro 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 30	Vice President/ Secretary	Indefinite term/4 years, 3 months; Indefinite term/5 years, 1 month	Ms. Shapiro currently serves as Vice President and Secretary of TTG Advisers, in addition to her service as Vice President and Secretary of the Fund. Prior to joining the Fund in June 2002, she was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former investment sub-adviser to the Fund, and an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), a commercial real estate company. Ms. Shapiro serves on the board of MVC Partners LLC.	N/A	N/A

(1)	Other than the Fund.

(2)	Mr. Holtsberg is an “interested person,” as defined in the 1940 Act, of the Fund (an “Interested Director”) because of his employment with TTG Advisers.

(3)	Mr. Tokarz is an Interested Director because he serves as an officer of the Fund.

Board Meetings and Committees.

The Board has adopted a charter for each of its Audit, Nominating/Corporate Governance/Strategy and Compensation Committees, as well as a Corporate Governance Policy. The Audit Committee’s charter is annexed hereto as Exhibit B. The Board has also adopted a Code of Ethics, which applies to, among others, all of the Fund’s officers and directors, as well as a Code of Ethics for Principal Executive and Senior Financial Executives that applies to and has been signed by the Principal Executive Officer and the Chief Financial Officer of the Fund. These materials can be found on the Fund’s website at www.mvccapital.com, and may be obtained by written request to MVC Capital, Inc., c/o Corporate Secretary, 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577. Waivers, if any, of the Fund’s Code of Ethics or Code of Ethics for Principal Executive and Senior Financial Executives will be promptly disclosed on the Fund’s website.

During the fiscal year ended October 31, 2008, the Board held ten (10) meetings. During the last fiscal year, each of the nominees attended 100% of the aggregate number of meetings of the Board and any committee of the Board on which such nominee served, except that one nominee did not attend a special telephonic meeting of the Board held during the fiscal year. Currently, a majority of the Directors are Independent Directors (as defined below). Mr. Knapp has been appointed by the Independent Directors to serve as the Presiding Director over executive sessions of non-management directors.

Interested parties should communicate with the Presiding Director or with the non-management directors as a group according to the following procedures established by the Fund for stockholders’ communication with the Board: any communications intended for the Board should be sent to the Fund at the Fund’s address and any such communication will be forwarded to the Board (or applicable Board member) or disclosed to the Board (or applicable Board member) at its next regular meeting.

The Audit Committee’s primary purposes are:

•	oversight responsibility with respect to: (i) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (ii) the integrity of the Fund’s financial statements and the independent audit thereof; (iii) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (iv) the Fund’s compliance with certain legal and regulatory requirements; (v) determining the qualification and independence of the Fund’s independent auditors; and (vi) the Fund’s internal audit function, if any; and

•	oversight of the preparation of any report required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement with respect to the election of directors.

Report of Audit Committee:

The most recent fiscal year of the Fund ended on October 31, 2008. During that fiscal year, the Audit Committee held four (4) meetings. In connection with the Fund’s audited financial statements for the fiscal year ended October 31, 2008, the Audit Committee has: (i) reviewed and discussed with management the Fund’s audited financial statements for the fiscal year ended October 31, 2008; (ii) discussed with Ernst & Young LLP (“E&Y”), the independent auditors of the Fund, the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 (Codification of Statements on Auditing Standards, AU § 380); (iii) received the written disclosures and a letter from E&Y regarding, and discussed with E&Y, its independence; and (iv) recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2008 be included in the Fund’s Annual Report to Stockholders for filing with the SEC.

Audit Committee members: Emilio Dominianni, Gerald Hellerman and William Taylor.

Each of the current members of the Audit Committee, Messrs. Dominianni, Hellerman and Taylor, is considered independent under the rules promulgated by the New York Stock Exchange and is not an “interested person,” as defined by the 1940 Act, of the Fund (the “Independent Directors”). Each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Board has determined that Messrs. Hellerman and Taylor are each an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K of the 1934 Act. Mr. Hellerman is the Chairman of the Audit Committee.

The Valuation Committee, the principal purpose of which is to determine the fair values of securities in the Fund’s portfolio for which market quotations are not readily available, is currently comprised of Messrs. Dominianni, Hellerman and Knapp. Mr. Knapp is the Chairman of the Valuation Committee. The Valuation Committee held four (4) meetings during the fiscal year ended October 31, 2008.

The Nominating/Corporate Governance/Strategy Committee (the “Nominating Committee”), the principal purposes of which are to consider and nominate persons to serve as Independent Directors and oversee the composition and governance of the Board and its committees and to provide strategic direction with respect to the Fund, is currently comprised of Messrs. Dominianni, Hellerman, Knapp and Taylor, each of whom is an Independent Director. Mr. Dominianni is the Chairman of the Nominating Committee. The Nominating Committee was established in January 2004.

The Nominating Committee considers director candidates nominated by stockholders in accordance with procedures set forth in the Fund’s By-Laws. The Fund’s By-Laws provide that nominations may be made by any stockholder of record of the Fund entitled to vote for the election of directors at a meeting, provided that such nominations are made pursuant to timely notice in writing to the Secretary. The Nominating Committee then determines the eligibility of any nominated candidate based on criteria described below. To be timely, a stockholder’s notice must be received at the principal executive offices of the Fund not less than 60 days nor more than 90 days prior to the scheduled date of a meeting. A stockholder’s notice to the Secretary shall set forth: (a) as to each stockholder-proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class, series and number of shares of capital stock of the Fund that are owned beneficially by the nominee, (iv) a statement as to the nominee’s citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the 1934 Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder. The Fund or the Nominating Committee may require a stockholder who proposes a nominee to furnish any such other information as may reasonably be required by the Fund to determine the eligibility of the proposed nominee to serve as director of the Fund. The Nominating Committee held one (1) meeting during the fiscal year ended October 31, 2008.

In addition, the Nominating Committee considers potential director candidates with input from various sources, which may include: current Directors, members of the management team, or an outside search firm. The Nominating Committee seeks to identify candidates that possess, in its view, strong character, judgment, business experience and acumen. As a minimum requirement, any eligible candidate who is not proposed to serve as an Interested Director (i.e., a candidate who is not employed or proposed to be employed by the Fund or the Adviser) must not be an “interested person,” as defined by the 1940 Act, of the Fund. The Nominating Committee also considers, among other factors, certain other relationships (beyond those delineated in the 1940 Act) that might impair the independence of a proposed Director.

The Compensation Committee, the principal purpose of which is to oversee the compensation of the Independent Directors, is currently comprised of Messrs. Hellerman and Knapp. Mr. Hellerman is the Chairman of the Compensation Committee. The Compensation Committee was established in March 2003. The Compensation Committee held one (1) meeting during the fiscal year ended October 31, 2008.

The Board has adopted a policy that encourages all Directors, to the extent reasonable and practicable, to attend the Fund’s annual stockholders’ meetings in person. All of the Directors attended the last annual meeting.

Director and Executive Officer Compensation.

The following table sets forth compensation paid by us in all capacities during the fiscal year ended October 31, 2008 to all of our Directors and our executive officers. Our Directors have been divided into two groups — Interested Directors and Independent Directors. The Interested Directors are “interested persons,” as defined in the 1940 Act, of the Fund. No compensation is paid to the Interested Directors. (The Fund is not part of any Fund Complex.)

			(1)
	Fees Earned or		All Other
Name of Person, Position	Paid in Cash	Stock Awards	Compensation	Total

Interested Directors
Warren Holtsberg, Director	None	None	None	None
Michael Tokarz, Chairman and Portfolio Manager	None	None	None	None
Independent Directors
Emilio Dominianni, Director	$55,000	None	None	$55,000
Gerald Hellerman, Director	$60,000	None	None	$60,000
Robert Knapp, Director	$60,000	None	None	$60,000
William Taylor, Director	$50,000	None	None	$50,000
Executive Officers (who are not directors)(2)
Peter Seidenberg, Chief Financial Officer	$49,623	None	None	$49,623
Scott Schuenke, Chief Compliance Officer	$14,484	None	None	$14,484
Jaclyn Shapiro, Vice President and Secretary	$35,893	None	None	$35,893
Bruce Shewmaker, Managing Director	$0	None	None	$0

(1)	Directors do not receive any pension or retirement benefits from the Fund.

(2)	Currently, under the existing investment advisory and management agreement between the Fund and TTG Advisers, the Fund reimburses TTG Advisers for its allocable portion of the compensation payable to the Fund’s Chief Financial Officer, Chief Compliance Officer and Secretary in an amount not to exceed $100,000 per year, in the aggregate. The remaining portion of these individuals’ compensation is borne by TTG Advisers.

The fees payable to Independent Directors and the fees payable to the Chairman of the Audit Committee, Valuation Committee, and Nominating Committee are as follows: Each Independent Director is paid an annual retainer of $50,000 ($60,000 for each of the Chairman of the Audit Committee and the Chairman of the Valuation Committee and $55,000 for the Chairman of the Nominating Committee) for up to five in-person Board meetings and committee meetings per year. In the event that more than five in-person Board meetings and committee meetings occur, each Independent Director will be paid an additional $1,000 for each in-person meeting. Each Independent Director is also reimbursed by the Fund for reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

Director Equity Ownership.

The following table sets forth, as of the Record Date, with respect to each Director and nominee, certain information regarding the dollar range of equity securities beneficially owned in the Fund. The Fund does not belong to a family of investment companies.

	(2)	(3)
	Dollar Range	Aggregate Dollar Range of Equity
	of Equity	Securities of All Funds Overseen or to
(1)	Securities in	be Overseen by Director or Nominee
Name of Director or Nominee	the Fund	in Family of Investment Companies

Independent Directors
Emilio Dominianni	Over $100,000	Over $100,000
Gerald Hellerman	Over $100,000	Over $100,000
Robert Knapp	Over $100,000	Over $100,000
William Taylor	Over $100,000	Over $100,000
Interested Directors
Warren Holtsberg(2)	$50,001 - $100,000	$50,001 - $100,000
Michael Tokarz(3)	Over $100,000	Over $100,000

(1)	These shares are owned by Mr. Knapp directly. See Exhibit A (and Note 6 thereto) for more information.

(2)	Mr. Holtsberg is an Interested Director because of his employment with the Adviser.

(3)	Mr. Tokarz is an Interested Director because he serves as an officer of the Fund.

VOTE REQUIRED

The election of the nominees requires the affirmative vote of a plurality of the votes present or represented by proxy at the Meeting and entitled to vote on the election of the nominees.

The Board recommends a vote “FOR” the election of all of the nominees.

PROPOSAL 2

APPROVAL OF AN AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT
AGREEMENT BETWEEN THE FUND AND THE TOKARZ GROUP ADVISERS LLC

Stockholders of the Fund are being asked to approve an amended and restated investment advisory and management agreement (the “Amended Agreement”) between the Fund and its investment adviser, TTG Advisers (“Proposal 2”). The Amended Agreement is attached as Exhibit C to this Proxy Statement. At an in-person meeting of the Board held on December 11, 2008, the Board, including all of the Independent Directors, unanimously voted to approve the Amended Agreement, and recommended its approval by the Fund’s stockholders.

The Amended Agreement

Currently, TTG Advisers serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement with the Fund, dated October 31, 2006 (the “Existing Agreement”). That agreement has an initial term that expired on October 31, 2008 and could be renewed for additional annual periods thereafter. In anticipation of the expiration of the initial term and the desire to renew the Fund’s relationship with TTG Advisers, the Independent Directors and TTG Advisers each sought to negotiate a modification to certain terms of the arrangements to help foster a longer term relationship. That arm’s-length negotiation resulted in the terms reflected in the Amended Agreement, which was approved by the Board, including all of the Independent Directors, on December 11, 2008 and is recommended for your approval. (Because the initial term of the Existing Agreement expired on October 31, 2008, the Board, as an interim measure, approved renewal of the Existing Agreement until such time as the Amended Agreement is approved by stockholders and takes effect.)

The Amended Agreement provides for TTG Advisers’ continued management of the Fund and is identical, in all material respects, to the Existing Agreement, except for the following modifications: (i) the Amended Agreement secures Mr. Tokarz’s service as the portfolio manager of the Fund for an additional two fiscal years; (ii) the Amended Agreement extends the period for which an expense cap would apply for an additional two fiscal years, and increases the expense cap to 3.5%; and (iii) the calculation of the capital gains portion of the incentive fee (the “Capital Gains Fee”) under the Amended Agreement reflects a revision so that unrealized depreciation on an investment would not reduce the Capital Gains Fee to the extent it has already been reduced by unrealized depreciation on the same investment in prior fiscal years (the “Modified Capital Gains Fee”). All of these changes are further discussed below under “Terms of the Amended Agreement.” Certain other non-material changes are also reflected in the Amended Agreement, including a clarification that the terms of the agreement do not cover TTG Advisers’ furnishing of portfolio management or other management services to an investment vehicle other than the Fund (e.g., a private equity fund, business development company (“BDC”) or managed account of an operating company) (“Third-Party Vehicle”), pursuant to a separate arrangement approved by the Independent Directors (a “Separate Agreement”).

In approving the Amended Agreement, the Independent Directors considered numerous factors discussed below under “The Board’s Consideration of the Amended Agreement.”

Terms of the Amended Agreement

Other than the modifications discussed above, all other material terms of the Amended Agreement are substantially identical to those set forth under the Existing Agreement. The following is a summary of all of the key terms of the Amended Agreement. The summary below is qualified in its entirety by reference to the Amended Agreement attached as Exhibit C.

As with the Existing Agreement, under the terms of the Amended Agreement, TTG Advisers determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies), closes and monitors the investments we make, determines the securities and other assets that we purchase, retain or sell and oversees the administration, recordkeeping and compliance functions of the Fund and/or third parties performing such functions for the Fund. TTG Advisers’ services under the Amended Agreement are not exclusive, and it may furnish similar services to other entities.

Pursuant to the Amended Agreement, the Fund would continue to pay TTG Advisers a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

As with the Existing Agreement, the base management fee is calculated at an annual rate of 2% of our total assets (excluding: (i) cash, (ii) the value of any investment in a Third-Party Vehicle covered by a Separate Agreement and (iii) the value of any investment by the Fund not made in a portfolio company (“Non-Eligible Assets”); but including assets purchased with borrowed funds that are not Non-Eligible Assets) (the “Base Management Fee”). The Base Management Fee is payable quarterly in arrears. The Base Management Fee is calculated based on the value of our total assets (excluding Non-Eligible Assets, but including assets purchased with borrowed funds that are not Non-Eligible Assets) at the end of the most recently completed fiscal quarter. Base Management Fees for any partial month or quarter will be appropriately pro rated.

The incentive fee is comprised of the following two parts:

One part is calculated and payable quarterly in arrears based on our pre-incentive fee net operating income, which calculation is unchanged from the Existing Agreement. Pre-incentive fee net operating income means interest income, dividend income and any other income (including any other fees paid to the Fund and MVC Financial Services, Inc. (“MVCFS”), such as directors’, commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus the Fund’s and MVCFS’ operating expenses for the quarter (including the Base Management Fee and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee (whether paid or accrued)). Pre-incentive fee net operating income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. TTG Advisers is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Pre-incentive fee net operating income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net operating income in excess of the hurdle amounts (explained below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

In calculating the income portion of the incentive fee (“Income Incentive Fee”) under the Existing Agreement and the Amended Agreement, pre-incentive fee net operating income, at the end of the immediately preceding fiscal quarter, will be compared to two “hurdle amounts”: 1.75% of the Fund’s net assets (defined as total assets less total liabilities) (“Lower Hurdle Amount”) and 2.1875% of the Fund’s net assets (“Higher Hurdle Amount”). The Fund would pay the Adviser the Income Incentive Fee with respect to the Fund’s pre-incentive fee net operating income in each fiscal quarter as follows:

•	no Income Incentive Fee in any fiscal quarter in which the Fund’s pre-incentive fee net operating income does not exceed the Lower Hurdle Amount;

•	100% of the Fund’s pre-incentive fee net operating income with respect to that portion of such pre-incentive fee net operating income, if any, that exceeds the Lower Hurdle Amount but is less than the Higher Hurdle Amount in any fiscal quarter; and

•	20% of the amount of the Fund’s pre-incentive fee net operating income, if any, that exceeds the Higher Hurdle Amount in any fiscal quarter.

Under the Amended Agreement, the second part of the incentive fee, the Capital Gains Fee, is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Agreement, as of the termination date), commencing with the fiscal year ending October 31, 2009, and will equal 20% of: (i) the Fund’s cumulative aggregate net realized capital gains on the Fund’s investments made after November 1, 2003 (the “Fund’s New Portfolio”) (exclusive of any realized gains on an investment in a Third-Party Vehicle covered by a Separate Agreement or that are subject to an SPV Incentive Allocation, as defined below); minus (ii) the cumulative aggregate unrealized capital depreciation of the Fund’s New Portfolio calculated from November 1, 2003. If the Capital Gains Fee is positive at the end of such year, then the aggregate amount of Capital Gains Fees paid in all prior years shall be subtracted from the Capital Gains Fee for such year. For purposes of this calculation, neither the Fund’s contribution of an investment to a wholly-owned subsidiary nor the Fund’s distribution of an investment to the Fund’s stockholders shall be deemed to be a realization event.

The Amended Agreement provides for a cumulative calculation of net realized gains (see clause (i) above), which has the effect of eliminating double counting of unrealized depreciation (i.e, it does not reduce the Capital Gains Fee to the extent it already has been reduced in prior years by the same unrealized depreciation on the same investment). It should be noted that the Existing Agreement’s Cap (as defined and described below) on the Capital Gains Fee remains intact and unaffected by this modification. For more information on the rationale for this modification, see “The Board’s Consideration of the Amended Agreement.”

In addition, as with the Existing Agreement, under the Amended Agreement, the Fund has authorized TTG Advisers to create or arrange for the creation of one or more special purpose vehicles for which it may serve as the general partner or managing member for purposes of making investments on behalf of the Fund (each, an “SPV”). It is proposed that TTG Advisers, in its role as the general partner or managing member of an SPV, receive an incentive allocation equal to 20% of the net profits of the SPV (the “SPV Incentive Allocation”). In no event would any SPV Incentive Allocation received by TTG Advisers cause the total compensation received by TTG Advisers under the Amended Agreement to exceed the limits imposed by the Investment Advisers Act of 1940, as amended.

Both the Existing Agreement and Amended Agreement provide for the following cap on Capital Gains Fees: in no event shall the sum of the Capital Gains Fee and the SPV Incentive Allocation, if any, for any fiscal year exceed:

(i) 20% of (a) the Fund’s cumulative aggregate realized capital gains on the Fund’s investments (the “Fund’s Total Portfolio”) (including any realized gains attributable to an SPV Incentive Allocation), minus (b) the sum of the Fund’s cumulative aggregate realized capital losses on, and aggregate unrealized capital depreciation of, the Fund’s Total Portfolio; minus (ii) the aggregate amount of Capital Gains Fees paid and the value of SPV Incentive Allocations made in all prior years (the “Cap”). For purposes of calculating the Cap: (i) the initial value of any investment held by the Fund on November 1, 2003 shall equal the fair value of such investment on November 1, 2003; and (ii) the initial value of any investment made by the Fund after November 1, 2003 shall equal the accreted or amortized cost basis of such investment. Furthermore, in the event that the Capital Gains Fee for any fiscal year exceeds the Cap (“Uncollected Capital Gains Fees”), all or a portion of such amount shall be accrued and payable to TTG Advisers following any subsequent fiscal year in which the Amended Agreement is in effect, but only to the extent the Capital Gains Fee, plus the amount of Uncollected Capital Gains Fees, each calculated as of the end of such subsequent fiscal year, do not exceed the Cap. Any remaining Uncollected Capital Gains Fees shall be paid following subsequent fiscal years in accordance with the same process, provided the Amended Agreement is in effect during such fiscal year.

Examples of Modified Capital Gains Fee Calculations Under the Amended Agreement

Assumptions

Year 1:
$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $10 million investment in Company C (“Investment C”).

Year 2:
Investment A is sold for $50 million, fair market value (“FMV”) of Investment B is $32 million and FMV of Investment C is $5 million.

Year 3:
FMV of Investment B is $32 million and FMV of Investment C is $0.

Year 4:
Investment B is sold for $50 million and FMV of Investment C is $0.

Calculation of Modified Capital Gains Fee under Amended Agreement
(20% of: cumulative aggregate net realized capital gains on the Fund’s investments made after November 1, 2003 (the “Fund’s New Portfolio”) minus the cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio calculated from November 1, 2003) If the Modified Capital Gains Fee is positive at the end of a year, then the aggregate amount of the Modified Capital Gains Fee paid in all prior years shall be subtracted from the Modified Capital Gains Fee	Calculation of Capital Gains Fee under Existing Agreement
(20% of: net realized capital gains, during the fiscal year, on the Fund’s New Portfolio minus the aggregate unrealized capital depreciation on the Fund’s New Portfolio calculated from November 1, 2003)
Year 1	20% of: ($0 cumulative aggregate realized capital gains on the Fund’s New Portfolio minus $0 cumulative aggregate realized losses on the Fund’s New Portfolio) minus ($0 cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio) = $0	20% of: ($0 realized capital gains on the Fund’s New Portfolio minus $0 realized losses on the Fund’s New Portfolio) minus ($0 aggregate unrealized capital depreciation on the Fund’s New Portfolio) = $0
Year 2	20% of: ($30 million cumulative aggregate realized capital gains on the Fund’s New Portfolio minus $0 cumulative aggregate realized losses on the Fund’s New Portfolio) minus ($5 million cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio) = $5 million	20% of: ($30 million realized capital gains on the Fund’s New Portfolio minus $0 realized losses on the Fund’s New Portfolio) minus ($5 million aggregate unrealized capital depreciation on the Fund’s New Portfolio) = $5 million
Year 3	(i) 20% of: ($30 million cumulative aggregate realized capital gains on the Fund’s New Portfolio minus $0 cumulative aggregate realized losses on the Fund’s New Portfolio) minus ($10 million cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio) less (ii) $5 million capital gains fee received in Year 2 = $0	20% of: ($0 realized capital gains on the Fund’s New Portfolio minus $0 realized losses on the Fund’s New Portfolio) minus ($10 million aggregate unrealized capital depreciation on the Fund’s New Portfolio) = $0
Year 4	(i) 20% of: ($50 million cumulative aggregate realized capital gains on the Fund’s New Portfolio minus $0 cumulative aggregate realized losses on the Fund’s New Portfolio) minus ($10 million cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio) less (ii) $5 million capital gains fee received in Year 2 = $3 million	20% of: ($20 million realized capital gains on the Fund’s New Portfolio minus $0 realized losses on the Fund’s New Portfolio) minus ($10 million aggregate unrealized capital depreciation on the Fund’s New Portfolio) = $2 million

Payment of our expenses

As with the Existing Agreement, under the Amended Agreement, all investment professionals of TTG Advisers and its staff, when and to the extent engaged in providing services required to be provided by TTG

Advisers under the Amended Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by TTG Advisers and not by the Fund, except that costs or expenses relating to the following items are borne by the Fund: (i) the cost and expenses of any independent valuation firm; (ii) expenses incurred by TTG Advisers payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in monitoring the Fund’s investments and performing due diligence on its prospective portfolio companies, provided, however, the retention by TTG Advisers of any third party to perform such services shall require the advance approval of the Board (which approval shall not be unreasonably withheld) if the fees for such services are expected to exceed $30,000; once the third party is approved, any expenditure to such third party will not require additional approval from the Board; (iii) interest payable on debt and other direct borrowing costs, if any, incurred to finance the Fund’s investments or to maintain its tax status; (iv) offerings of the Fund’s common stock and other securities; (v) investment advisory and management fees; (vi) fees and payments due under any administration agreement between the Fund and its administrator; (vii) transfer agent and custodial fees; (viii) federal and state registration fees; (ix) all costs of registration and listing the Fund’s shares on any securities exchange; (x) federal, state and local taxes; (xi) Independent Directors’ fees and expenses; (xii) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC); (xiii) costs of any reports, proxy statements or other notices to stockholders, including printing and mailing costs; (xiv) the cost of the Fund’s fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (xv) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, independent auditors and outside legal costs; (xvi) the costs and expenses associated with the establishment of an SPV; (xvii) the allocable portion of the cost (excluding office space) of the Fund’s Chief Financial Officer, Chief Compliance Officer and Secretary in an amount not to exceed $200,000, per year, in the aggregate (an increase of $100,000 from the Existing Agreement); (xviii) subject to a cap of $150,000 in any fiscal year of the Fund, fifty percent of the unreimbursed travel and other related (e.g., meals) out-of-pocket expenses (subject to item (ii) above) incurred by TTG Advisers in sourcing investments for the Fund; provided that, if the investment is sourced for multiple clients of TTG Advisers, then the Fund shall only reimburse fifty percent of its allocable pro rata portion of such expenses; and (xix) all other expenses incurred by the Fund in connection with administering the Fund’s business (including travel and other out-of-pocket expenses (subject to item (ii) above) incurred in providing significant managerial assistance to a portfolio company). Additionally, any unsatisfied payment obligation to TTG Advisers of a wholly-owned subsidiary of the Fund, which arises under the Amended Agreement, will be the sole responsibility of the Fund and not the subsidiary. Notwithstanding the foregoing, absent the consent of the Board, any fees or income earned, on the Fund’s behalf, by any officer, director, employee or agent of the Adviser in connection with the monitoring or closing of an investment or disposition by the Fund or for providing managerial assistance to a portfolio company (which includes, for example, service on the board of directors of a portfolio company but does not include the Advisers’ furnishing of portfolio management or other management services to a Third-Party Vehicle) will inure to the Fund.

The Expense Cap

Under the Existing Agreement, for each of the 2007 and 2008 fiscal years, TTG Advisers agreed to absorb or reimburse operating expenses of the Fund (promptly following the completion of such year), to the extent necessary to limit the Fund’s Expense Ratio for such year to 3.25% (the “Expense Cap”). As noted above, under the Amended Agreement, an expense cap of 3.5% would apply to fiscal years 2009 and 2010. For purposes of the calculation of the expense cap, the Fund’s “Expense Ratio” is calculated, under both the Amended Agreement and the Existing Agreement, as of October 31 of any such year and means: (i) the consolidated expenses of the Fund (which expenses include any amounts payable to TTG Advisers under the Base Management Fee, but exclude the amount of any interest, taxes, incentive compensation, and extraordinary expenses (including, but not limited to, any legal claims and liabilities and litigation costs and any indemnification related thereto, and the costs of any spin-off or other similar type transaction contemplated by the Amended Agreement)), as a percentage of (ii) the average net assets of the Fund (i.e., average consolidated assets less average consolidated liabilities) during such fiscal year as set forth in the Fund’s financial statements contained in the Fund’s annual report on Form 10-K.

Indemnification

As with the Existing Agreement, the Amended Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, TTG Advisers, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of TTG Advisers’ services under the Amended Agreement or otherwise as an investment adviser of the Fund. In addition, TTG Advisers has agreed to indemnify the Fund for losses or damages arising out of the willful misfeasance, bad faith or gross negligence in the performance of an Indemnified Party’s duties or by reason of the reckless disregard of its duties and obligations under the Amended Agreement.

2008 Fees Paid to Our Investment Adviser

Under the Existing Agreement, during the 2008 fiscal year, the Fund paid TTG Advisers an aggregate of $8.5 million in fees for services provided to the Fund. If the Amended Agreement were in effect for the 2008 fiscal year, it is estimated that the Fund would have paid an identical amount of fees to TTG Advisers for the 2008 fiscal year. However, if the Amended Agreement were in effect for the 2008 fiscal year, the Fund’s other expenses would have been increased immaterially, as a result of a $100,000 increase in the compensation payable by the Fund to officers of the Fund under the Amended Agreement.

Below is a table (unaudited) depicting: (i) the Fund’s actual expense ratio for the fiscal year ended October 31, 2008; and (ii) a restated, pro forma, expense ratio for the same period that assumes implementation of the Amended Agreement at the beginning of the fiscal year (November 1, 2007).

	Fiscal 2008
	Historical	Pro Forma

Net Assets as of the End of Period	$421,870,812	$421,870,812
Operating Expenses
Base Management Fee at 2%	8,989,491	8,989,491
Incentive Fees*	10,822,127	10,822,127
Interest and other borrowing costs	4,463,823	4,463,823
Other Expenses	3,619,438	3,719,438
Tax expense (benefit)	(936,396)	(936,396)

Total Operating Expenses	26,958,483	27,058,483
Ratio of Total Operating Expenses to Average Net Assets (excluding tax expense (benefit))	7.00%	7.03%
Ratio of Total Operating Expenses to Average Net Assets (including tax expense (benefit))	6.77%	6.79%
Ratio of Total Operating Expenses to Average Net Assets (excluding Incentive Fees)	4.05%	4.08%
Ratio of Total Operating Expenses to Average Net Assets (excluding Incentive Fees and interest and other borrowing costs)	2.93%	2.95%

*	Calculated based on incentive fees accrued during the fiscal year, which may be paid only if a realization event occurs.

There is no assurance that the comparative unaudited results shown above would remain the same in the future. The Amended Agreement could result in higher expenses than those estimated above. Whether expenses increase in future periods depends on a number of factors that are difficult to predict including, for example: (i) the extent of net realized gains and operating income generated by the Fund; (ii) the extent of net unrealized appreciation and depreciation generated by the Fund; (iii) the amount of total assets of the Fund; (iv) the amount of assets held in cash and portfolio company investments; (v) the amount of assets that will be invested pursuant to the Fund’s investment strategy; and (vi) the amount of operating expenses (excluding advisory fees) that are incurred by the Fund.

The Board’s Consideration of the Amended Agreement

At in-person meetings held on December 11, 2008 and October 23, 2008, as well as during various special telephonic meetings, the Independent Directors considered and negotiated the various terms of the Amended Agreement with TTG Advisers. (Throughout this process, the Independent Directors were represented by their independent, separate counsel and TTG Advisers was represented by its separate counsel.) At the in-person meeting held on December 11, 2008, the Board, including all of the Independent Directors, voted to approve the Amended Agreement and recommended that stockholders approve such agreement. The Independent Directors had the opportunity to consult in executive sessions with their counsel regarding the approval of the Amended Agreement. During their deliberations, the Independent Directors reviewed a significant amount of information and considered, among other things:

(i) the nature, extent and quality of the advisory and other services provided to the Fund by TTG Advisers during the two-year period of the Existing Agreement;

(ii) the investment performance of the Fund since Mr. Tokarz assumed his role as Portfolio Manager of the Fund in November 2003;

(iii) the costs of the services provided by TTG Advisers (including the assessment of any impact of the modifications on the Fund’s overall expense ratio);

(iv) TTG Advisers’ profitability with respect to managing the Fund; and

(v) the modified terms reflected in the Amended Agreement, individually, and in their totality.

In particular, all of the Independent Directors considered the following:

Nature, Extent and Quality of Services.  The Independent Directors considered the nature, quality and level of services provided by TTG Advisers to the Fund and reviewed various presentations from management in this regard. The Independent Directors examined the organizational structure of TTG Advisers and its financial resources. The Independent Directors considered the experience of the members of TTG Advisers’ management team, their involvement with the management of the Fund and its portfolio companies and prior experience in connection with the types of investments made by the Fund. The Independent Directors also took into account that, in addition to the investment advisory services provided to the Fund under the Existing Agreement, TTG Advisers also provides certain administrative and other services necessary for the operation of the Fund, including its oversight of the Fund’s day-to-day operations and Fund accounting services. The Independent Directors accorded particular weight to the provision in the Amended Agreement securing Mr. Tokarz’s continued service as Portfolio Manager of the Fund for at least an additional two years (absent the occurrence of certain extraordinary events), as his prior commitment to the Fund had expired on November 1, 2008.

Investment Performance.  The Independent Directors reviewed the long-term (since Mr. Tokarz and his team assumed their responsibilities in November 2003) and short-term investment performance of the Fund, as well as comparative data with respect to the long-term and short-term investment performance of other comparable BDCs and the performance of broad market indices. The Independent Directors found that the Fund outperformed most of its BDC peer group and the broader market indices.

Additional Benefits Derived by TTG Advisers.  The Independent Directors considered the potential additional benefits to be derived by TTG Advisers as a result of its relationship with the Fund. The Independent Directors considered that under the Amended Agreement, for a period of three years from November 1, 2008, TTG Advisers must provide 30 days’ advance written notice to the Independent Directors before taking on any assignment of material significance (including the taking on of any new clients). The Independent Directors also considered TTG Advisers’ representation in the Amended Agreement that it would not manage a BDC, a private equity fund or other similar vehicle with the investment objective of investing in certain investments described in the agreement, without the consent of the Independent Directors. They also took into account the possibility that, following the completion of current negotiations, they are likely to retain TTG Advisers to provide portfolio management services to one or more Third Party Vehicles sponsored or managed by the Fund or a subsidiary and, in particular, they considered the potential economic benefits that could accrue to TTG Advisers as a result of those relationships.

Costs of the Services Provided to the Fund.  The Independent Directors considered comparative data with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other BDCs with similar investment strategies, as well as the Fund’s operating expenses and expense ratio compared to other BDCs with similar investment strategies. The Independent Directors observed, in particular, that the Modified Capital Gains Fee could result in increased payments to TTG Advisers in future years. The Independent Directors considered, however, that the Capital Gains Fee formula should provide for a compensation mechanism that fairly reflects the actual performance of the Fund. In this regard, it was considered that, under the current Capital Gains Fee formula, the fee paid could be reduced year after year by the same aggregate unrealized depreciation on the same investment (even if the value of the investment has not changed during those years). This result seemed unduly punitive and potentially not reflective of the Fund’s performance. In addition, the Independent Directors considered that this formula may have the effect of incentivizing management to prematurely sell an investment it expects may depreciate, rather than further managing the investment. The Independent Directors also accorded particular weight to the fact that under the Amended Agreement, the Capital Gains Fee would be capped in an identical manner to the Existing Agreement.

The Independent Directors also considered that had the Amended Agreement been in effect during the Fund’s last fiscal year, the Fund’s total expense ratio for that year would have approximated the Fund’s actual expense ratio for the year. The Independent Directors also accorded particular weight to the Amended Agreement’s provision for a cap on overall expenses for two additional fiscal years, which cap would have otherwise expired under the Existing Agreement. Based upon its review, the Independent Directors determined that the fees to be paid under the Amended Agreement are fair and comparable to those payable under agreements of comparable BDCs described in the market data then available.

Profitability of TTG Advisers.  The profitability realized by the Adviser was also considered. The Board relied principally on information provided by management relating to the costs and profitability of TTG Advisers from its relationship with the Fund, as well as an estimate of TTG Advisers’ expected profitability under the Amended Agreement. The Independent Directors observed that TTG Advisers’ profitability level appeared reasonable and within the range of what would be expected.

Other Factors.  Additionally, the Independent Directors accorded particular weight to the fact that the modifications reflected in the Amended Agreement were the by-product of their good faith, arm’s length negotiation with TTG Advisers. The Independent Directors considered information about the potential for stockholders to experience economies of scale as the Fund grows in size. They concluded that there is limited potential for economies of scale that would inure to the benefit of our stockholders given the closed-end nature of the Fund.

Conclusions.  In view of the wide variety of factors that the Independent Directors considered in connection with its evaluation of the Amended Agreement, it is not practical to assign relative weights to the specific factors they considered in reaching their decision. Rather, the Independent Directors based their approval on the totality of information presented to, and the investigation conducted by, them. In considering the factors discussed above, individual Directors may have given different weights to different factors. Based on their review of the abovementioned factors and their various deliberations concerning the Amended Agreement, the Independent Directors determined that the fees to be paid under the Amended Agreement were fair and reasonable in light of the services to be provided. The Independent Directors then approved the Amended Agreement and directed that the Amended Agreement be submitted to stockholders for approval with the Independent Directors’ unanimous recommendation that stockholders of the Fund vote to approve the Amended Agreement.

If the Fund’s stockholders approve Proposal 2, the Amended Agreement will remain in full force and effect for one year from the date of the annual meeting, and will automatically renew for successive annual periods thereafter, but only so long as such continuance is specifically approved at least annually by both (i) the board of directors of the Fund or by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The Existing Agreement will be amended and restated in its entirety upon the effective date of the Amended Agreement.

VOTE REQUIRED

The approval of the Amended Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

The Board recommends a vote “FOR” the approval of the Amended Agreement.

VOTING INFORMATION

A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the Meeting without notice, except announcement at the Meeting (or any adjournment thereof); provided, that if the Meeting is adjourned to a date that is more than 30 days after the date for which the Meeting was originally called, written notice will be provided to stockholders. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. In the event an adjournment is proposed because a quorum is not present, for Proposal 1, the persons named as proxies will vote those proxies they are entitled to vote FOR all of the nominees in favor of such adjournment, and will vote those proxies required to WITHHOLD on any nominee, against any such adjournment. In the event a quorum is present but sufficient votes to approve Proposal 2 are not received, the persons named as proxies will vote those proxies they are entitled to vote FOR Proposal 2 in favor of such adjournment, and will vote those proxies required to be voted AGAINST Proposal 2, against any such adjournment.

Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund’s Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form received from your broker or bank.

EXPENSES OF SOLICITATION

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed Proxy Card, as well as the costs associated with the proxy solicitation, will be borne by the Fund.

OTHER MATTERS AND ADDITIONAL INFORMATION

Other Business at the Meeting.

The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific instructions have been given.

Future Stockholder Proposals.

If a stockholder intends to present a proposal at the annual meeting of stockholders of the Fund to be held in 2010 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary at the principal executive office of the Fund, 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577, and such proposal must be received by the Secretary within a reasonable time before the Fund begins to print and send its proxy materials. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. The proposals must be submitted in a manner consistent with applicable law and the Fund’s By-Laws.

Results of Voting.

Stockholders will be informed of the voting results of the Meeting in the Fund’s quarterly report for the quarter ending April 30, 2009 on Form 10-Q, which will be filed with the SEC on or before June 9, 2009.

ADDITIONAL INFORMATION ABOUT THE FUND

Other Information about the Investment Adviser.

The following individuals are the principal executive officers of our investment adviser. The principal business address of each such person is c/o TTG Advisers, at 287 Bowman Avenue, 2nd Floor, Purchase, NY 10577. The principal occupations of the following individuals are set forth under “Election of Directors” in Proposal 1 above.

Name	Position

Michael Tokarz	Manager
Warren Holtsberg	Co-Head of Portfolio Management
Bruce Shewmaker	Managing Director
Peter Seidenberg	Chief Financial Officer
Scott Schuenke	Controller and Chief Compliance Officer
Jaclyn Shapiro	Vice President and Secretary

Brokerage.

During the 2008 fiscal year, the Fund paid no brokerage commissions to any broker: (i) that is an affiliated person of the Fund; (ii) that is an affiliated person of such person; or (iii) an affiliated person of which is an affiliated person of the Fund, any principal underwriter, administrator or TTG Advisers.

Administrator.

U.S. Bancorp Fund Services, LLC, located at 777 E. Wisconsin Avenue, Milwaukee, WI 53202, serves as the administrator, custodian and accounting agent of the Fund.

Certain Relationships and Related Transactions.

The Fund has procedures in place for the review, approval and monitoring of transactions involving the Fund and certain persons related to the Fund. For example, the Fund has a Code of Ethics that generally prohibits, among others, any officer or director of the Fund from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. As a business development company, the 1940 Act also imposes regulatory restrictions on the Fund’s ability to engage in certain related party transactions. However, the Fund is permitted to co-invest in certain portfolio companies with its affiliates to the extent consistent with applicable law or regulation and, if necessary, subject to specified conditions set forth in an exemptive order obtained from the SEC. During the past five fiscal years, no transactions were effected pursuant to the exemptive order. As a matter of policy, our Board has required that any related-party transaction (as defined in Item 404 of Regulation S-K) must be subject to the advance consideration and approval of the Independent Directors, in accordance with applicable procedures set forth in Section 57(f) of the 1940 Act.

The principal equity owner of TTG Advisers is Mr. Tokarz, our Chairman. Our senior officers and Mr. Holtsberg have other financial interests in TTG Advisers (i.e., based on TTG Advisers’ performance). In addition, our officers and the officers and employees of TTG Advisers may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by TTG Advisers or our affiliates. However, TTG Advisers intends to allocate investment opportunities in a fair and equitable manner. Our Board has approved a specific policy in this regard which was set forth in our Form 10-K filed on December 29, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act, taken together, require that the Directors, officers of the Fund and beneficial owners of more than 10% of the equity securities of the Fund (collectively, “Reporting Persons”) file with the SEC reports of their beneficial ownership and changes in their beneficial ownership of the Fund’s securities. Based solely on its review of the copies of such reports, the Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended October 31, 2008 has complied with applicable filing requirements.

Exhibit A attached hereto identifies holders of more than 5% of the shares of the Fund’s common stock as of the Record Date.

Independent Public Accountants.

The Board, upon approval and recommendation of the Audit Committee, at a meeting held on January 27, 2009, selected E&Y to serve as the independent accountants for the Fund for the fiscal year ending October 31, 2009. E&Y has served in such capacity since October 27, 2003. A representative of E&Y will attend the Meeting to respond to appropriate questions and make a statement, if he/she so desires.

Audit Fees:

The aggregate fees billed for professional services rendered by E&Y for the audit of the Fund’s annual financial statements for the fiscal year ended October 31, 2008 were $328,000.

The aggregate fees billed for professional services rendered by E&Y for the audit of the Fund’s annual financial statements for the fiscal year ended October 31, 2007 were $258,000.

Audit-Related Fees:

For the fiscal year ended October 31, 2008, the aggregate fees billed by E&Y for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements were $60,000.

For the fiscal year ended October 31, 2007, the aggregate fees billed by E&Y for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements were $0.

Tax Fees:

For the fiscal year ended October 31, 2008, the aggregate fees billed by E&Y for services rendered with respect to tax compliance, tax advice and tax planning were $58,845.

For the fiscal year ended October 31, 2007, the aggregate fees billed by E&Y for services rendered with respect to tax compliance, tax advice and tax planning were $44,250.

All Other Fees:

For the fiscal year ended October 31, 2008, the aggregate fees billed by E&Y for any other products or services were $110,000.

For the fiscal year ended October 31, 2007, the aggregate fees billed by E&Y for any other products or services were $92,300.

The Audit Committee has considered whether E&Y has maintained its independence during the fiscal year ended October 31, 2008.

The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the independent accountants; provided, however, that the Audit Committee may specifically authorize its Chairman to pre-approve the provision of any non-audit service to the Fund. Further, the foregoing pre-approval policy may be waived, with respect to the provision of any non-audit services, consistent with the exceptions provided for in the federal securities laws. All of the audit and tax services provided by E&Y for the fiscal year ended October 31, 2008 were pre-approved by the Audit Committee or its Chairman. For the fiscal year ended October 31, 2008, the Fund’s Audit Committee did not waive the pre-approval requirement with respect to any non-audit services provided to the Fund by E&Y.

By Order of the Board of Directors

Michael Tokarz
Chairman

[March 6, 2009]

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to mark, sign and date the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States. Alternatively, you may have the ability to vote your shares by the Internet or by telephone.

EXHIBIT A

The following table sets forth, as of January 20, 2009, each stockholder who owned more than 5% of the Fund’s outstanding shares of common stock, each current director, each nominee for director, the Fund’s executive officers, and the directors and executive officers as a group. Unless otherwise indicated, the Fund believes that each beneficial owner set forth in the table has sole voting and investment power.

	Amount of		Percentage of
Shareholder Name and Address	Shares Owned		Fund Held

The Anegada Master Fund Ltd	1,776,596	(1)	7.31%
Nashuk Partners, L.P. Texada Capital, LLC The Cuttyhunk Fund Limited Cannell Capital, LLC Tonga Partners, L.P. c/o Cannell Capital LLC P.O. Box 3459 240 E. Deloney Ave Jackson, WY 83001

Millenco, L.P.	1,469,770	(2)	6.05%
Millennium Global Estate, L.P. Millennium USA, L.P. Millennium Partners, L.P. and Millennium International, Ltd. c/o Millennium Management, LLC 666 Fifth Avenue, 8th Floor New York, NY 10103

Western Investment, LLC	1,823,130	(3)	7.50%
Western Investment Hedged Partners LP
Western Investment Institutional Partners LLC
Western Investment Activism Partners LLC
Western Investment Total Return Master Fund Ltd.
Western Investment Total Return Partners, L.P. and
Arthur D. Lipson
c/o Western Investment LLC
7050 S. Union Park Center
Suite 590
Midvale, UT 84047

Wynnefield Partners Small Cap Value, L.P.	2,588,500	(4)	10.65%
Wynnefield Partners Small Cap Value, L.P. I
Wynnefield Small Cap Value Offshore Fund, Ltd.
Channel Partnership II, L.P.
Wynnefield Capital, Inc. Profit Sharing and Money Purchase Plans
Wynnefield Capital Management, LLC
Wynnefield Capital, Inc.
Nelson Obus
c/o Wynnefield Capital Management LLC
450 Seventh Avenue
Suite 509
New York, NY 10123

A-1

	Amount of	Percentage of
Shareholder Name and Address	Shares Owned	Fund Held

Interested Directors
Warren Holtsberg	6,000.00	*
Michael Tokarz	601,384.00	2.48%

Independent Directors
Emilio Dominianni	24,357.71	*
Gerald Hellerman	47,630.12	*
Robert Knapp(5)	1,932,484.87	7.95%
William Taylor	38,005.66	*

Executive Officers
Bruce Shewmaker	15,000.29	*
Peter Seidenberg	3,453.63	*
Scott Schuenke	1,589.99	*
Jaclyn Shapiro	1,650.00	*
All directors and executive officers as a group (9 in total)	2,671,556.28	10.99%

*	Less than 1%.

(1)	Based upon information contained in Schedule 13G filed with the SEC on August 8, 2008.

(2)	Based upon information provided by Millennium Partners, L.P.

(3)	Based upon information contained in Schedule 13G/A filed with the SEC on February 14, 2008.

(4)	Based upon information contained in Form 4 filed with the SEC on November 14, 2008.

(5)	1,469,770 shares are owned by Millennium Partners, L.P. and/or its affiliates (“Millennium”). Mr. Knapp is Managing Director of Ironsides Partners LLC, which manages a securities account for Millennium. Mr. Knapp has disclaimed all beneficial ownership in these shares to the extent permitted under applicable law. In addition, Mr. Knapp transferred all of his other shares in the Fund previously held in his individual name to Ironsides Holdings LLC, which is owned 100% by Robert Knapp.

A-2

EXHIBIT B

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

MVC CAPITAL, INC.

January 23, 2008

This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Directors (the “Board”) of MVC Capital, Inc. (the “Fund”), a Delaware corporation.

Purposes

The Audit Committee of the Board (the “Committee”) has as its primary purposes:

(i) oversight responsibility with respect to: (a) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund’s financial statements and the independent audit thereof; (c) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund’s independent auditors; and (f) the Fund’s internal audit function, if any; and

(ii) oversight of the preparation of any report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (“SEC”) for inclusion in the Fund’s annual proxy statement with respect to the election of directors.

Authority

The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund. The Committee has the authority and responsibility to retain and terminate the Fund’s independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund’s independent auditors and receive the auditors’ specific representations as to their independence.

Composition and Term of Committee Members

The Committee shall be comprised of a minimum of three Directors of the Board. To be eligible to serve as a member of the Committee, a Director must be an “Independent Director”, which term shall mean a Director who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Fund. The members of the Committee shall designate one member to serve as Chairman of the Committee.

Each member of the Committee shall serve until a successor is appointed.

The Board must determine whether: (i) the Committee has at least one member who is an “audit committee financial expert,” (“ACFE”) as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002; (ii) the Committee has at least one member who possesses “accounting and financial management expertise” (as such term is described under the New York Stock Exchange Listing Requirements) which may be based on past employment expertise, professional certification in accounting or other comparable experience or background that indicates an individual’s financial sophistication; and (iii) each member of the Committee possesses sufficient “financial literacy,” as required under the New York Stock Exchange Listing Requirements. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

Meetings

The Committee shall meet on a regular basis and no less frequently than quarterly. The Committee shall meet, at a minimum, within 90 days prior to the filing of each annual and quarterly report of the Fund on Forms 10-K and 10-Q, respectively. Periodically, the Committee shall meet to discuss with management the annual audited financial statements and quarterly financial statements, including the Fund’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Periodically, the Committee should meet separately with each of management, any personnel responsible for the internal audit function and, if deemed necessary, the Fund’s administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Fund, or the Fund’s legal counsel (or counsel to the Independent Directors of the Board) or the Fund’s independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, (i) any two members of the Committee or (ii) one member of the Committee if this member is the Chairman of the Committee, shall constitute a quorum for the purpose of taking any action.

Duties and Powers and of the Committee

The duties and powers of the Committee include, but are not limited to, the following:

•	bears direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

•	set the compensation for the independent auditors, such amount to be paid by the Fund;

•	evaluate the independence of the Fund’s independent auditors and receive the auditors’ specific representations as to their independence;

•	to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund’s independent auditors provide to the Fund and (ii) all non-audit services that the Fund’s independent auditors provide to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund (To the extent specifically authorized by the Audit Committee, the Chairman of the Audit Committee may pre-approve the provision of any non-audit services to the Fund.);

•	meet with the Fund’s independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit; (iii) review any audit problems or difficulties with management’s response; (iv) consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (v) review the form of opinion the auditors propose to render to the Directors and the shareholders of the Fund;

•	review reports prepared by the Fund’s independent auditors detailing the fees paid to the Fund’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the SEC); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

•	ensure that the Fund’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;

•	prior to filing an annual report with the SEC, receive and review a written report, as of a date 90 days or less prior to the filing, to the Committee from the Fund’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; and (iii) material written communications between the auditor and management of the Fund;

•	oversee the Fund’s internal controls and annual and quarterly financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Fund’s custodian, investment adviser and administrator through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

•	establish procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission from employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;

•	review of any issues brought to the Committee’s attention by independent public accountants or the Fund’s management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund’s ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls;

•	review and evaluate the qualifications, performance and independence of the lead partner of the Fund’s independent auditors;

•	require the Fund’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

•	resolve any disagreements between the Fund’s management and independent auditors concerning the Fund’s financial reporting;

•	to the extent there are Directors who are not members of the Committee, report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

•	discuss and approve any Fund press releases relating to its financial statements (to the extent such releases are not discussed and approved by the Valuation Committee, the Board or the Chairman of the Committee);

•	discuss any policies with respect to risk management;

•	set clear hiring policies for employees or former employees of the independent auditors;

•	conduct an annual performance evaluation of the Committee;

•	review the Committee’s charter at least annually and recommend any material changes to the Board; and

•	review such other matters as may be appropriately delegated to the Committee by the Board.

EXHIBIT C

FORM OF AMENDED AND RESTATED INVESTMENT ADVISORY
AND MANAGEMENT AGREEMENT
BETWEEN
MVC CAPITAL, INC.
AND
THE TOKARZ GROUP ADVISERS LLC

Agreement made this [          ] day of [          ], by and between MVC Capital, Inc., a Delaware corporation (the “Fund”), and The Tokarz Group Advisers LLC, a Delaware limited liability company (the “Adviser”).

Whereas, the Fund is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “Investment Company Act”); and

Whereas, the Adviser is an investment adviser that has registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

Whereas, on October 31, 2006, the Fund and the Adviser entered into an Investment Advisory and Management Agreement (the “Original Agreement”), pursuant to which the Adviser agreed to furnish investment advisory services to the Fund, that they now wish to amend and restate in its entirety; and

Now, therefore, in consideration of the premises and for other good and valuable consideration, the parties hereby agree that the Original Agreement is hereby amended and restated in its entirety to read as follows:

1.	Duties of the Adviser.

(a) The Fund hereby employs the Adviser to act as the investment adviser to the Fund and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Directors of the Fund (the “Board”), for the period and upon the terms herein set forth: (i) in accordance with the investment objectives, policies and restrictions that are determined by the Board from time to time and disclosed to the Adviser, which objectives, policies and restrictions shall initially be those set forth in the Fund’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission (the “SEC”) on January 18, 2008 (the “Registration Statement”); (ii) in accordance with the Investment Company Act; and (iii) during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Fund’s charter and by-laws. References in this Agreement to the “Fund” shall also include any wholly-owned subsidiary of the Fund, where appropriate and as applicable.

Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement: (i) determine the composition of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Fund; (iii) close and monitor the Fund’s investments; (iv) determine the securities and other assets that the Fund will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; (vi) provide the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its funds; (vii) oversee the performance of the Fund’s outside service providers, including the Fund’s administrator, transfer agent and custodian; (viii) oversee compliance by the Fund with U.S. federal, state and other applicable laws and regulations; (ix) provide the Fund with office space; and (x) pay the salaries, fees and expenses of such of the Fund’s directors, officers or employees who are directors, officers, principals or employees of the Adviser or any of its affiliates, except that the Fund will reimburse the Adviser for (a) its allocable portion of the compensation payable to its chief financial officer (“CFO”), chief compliance officer (“CCO”) and secretary in an amount not to exceed $200,000 per year, in the aggregate, (b) travel expenses, or an appropriate portion of such expenses (in the event such expenses are not otherwise reimbursed by a portfolio company or third party), that relate to attendance at meetings of the Board or any committees thereof and the Fund’s portfolio companies or performing other managerial assistance for portfolio companies and (c) unreimbursed travel and other related out-of-pocket expenses in connection with the sourcing of investments for the Fund as set forth in Section 2(xviii). The Adviser may delegate any of the foregoing duties to a third party with the consent of the Board. The Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund. In the event that the Fund, in consultation with the Adviser, determines to incur debt financing, the Adviser will arrange for such financing on the Fund’s behalf, subject to the approval of the Board. Furthermore, the Fund shall consult with the Adviser prior to issuing any preferred stock. The Adviser will offer, and provide where requested, on the Fund’s behalf and/or on behalf of a subsidiary of the Fund, significant managerial assistance to the issuers of securities in which the Fund is invested. The Adviser shall make available to the Fund individuals to serve as directors and/or officers of the Fund, as deemed necessary by the Board.

(b) The Adviser shall manage the Fund’s day-to-day operations and oversee the administration, recordkeeping and compliance functions of the Fund and/or third parties performing such functions for the Fund. Without limiting the generality of the foregoing, the Adviser specifically shall be responsible for overseeing: (i) the preparation of periodic financial statements; (ii) the preparation of financial and accounting reports for presentation to the Fund’s Board and for stockholders and governmental agencies; (iii) the preparation and filing of the Fund’s tax returns (and those of any wholly-owned subsidiary involved with the Fund’s operations); (iv) the preparation and providing of such reports and analyses to the Fund’s Board and stockholders as may from time to time be considered necessary or appropriate by the Fund’s Board; (v) the arrangement of the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others; (vi) the preparation of any proxy statements and arranging and conducting meetings of stockholders of the Fund; (vii) the procurement of insurance for the Fund, its subsidiaries and/or its officers and directors, as directed by the Board; and (viii) such other operational, administrative and regulatory compliance duties as shall from time to time arise as a result of the Fund’s operations and investing activities.

(c) The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein. The parties acknowledge and agree that, subject to the approval of the directors who are not “interested persons” (as defined under the 1940 Act) of the Fund and who constitute a majority of the Board (the “Independent Board”), the Fund may retain the Adviser, under an arrangement separate from this Agreement (a “Separate Agreement”), pursuant to which the Adviser would agree to furnish portfolio management or other management services to an investment vehicle other than the Fund (e.g., a private equity fund, BDC or managed account of an operating company) where that investment vehicle is comprised substantially of assets other than the Fund’s assets (a “Third-Party Vehicle”). Notwithstanding anything to the contrary in this Agreement, the terms and obligations under this Agreement shall not cover the Adviser’s services rendered to a Third-Party Vehicle covered under a Separate Agreement.

(d) Subject to the requirements of the Investment Company Act, the Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in providing the investment advisory services (i.e., the making of investment recommendations or decisions for the Fund) required to be provided by the Adviser under Section 1(a) of this Agreement. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Fund’s investment objectives and policies. The Adviser, and not the Fund, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law. Nothing in this subsection (d) will obligate the Adviser to pay any expenses that are the expenses of the Fund under Section 2.

(e) The Adviser, and any Sub-Adviser, shall for all purposes herein provided each be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(f) The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records with respect to the Fund’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the

Fund are the property of the Fund and will surrender promptly to the Fund any such records upon the Fund’s request, provided that the Adviser may retain a copy of such records. Upon termination of this Agreement, the Adviser shall have no further obligations under this Section 1(f).

(g) Prior to the Effective Date (as defined in Section 10 below), the Adviser shall adopt and implement written policies and procedures reasonably designed to prevent its violation of the Federal Securities laws. Also prior to the Effective Date, the Adviser shall have provided to the Fund, and shall provide the Fund at such times in the future as the Fund shall reasonably request, a copy of such policies and procedures (and any amendments thereto) and a report of such policies and procedures. Such report shall be of sufficient scope and in sufficient detail, as may reasonably be required to comply with Rule 38a-1 under the Investment Company Act (“Rule 38a-1”) and to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the report shall so state.

2.	Fund’s Responsibilities and Expenses Payable by the Fund.

All investment professionals of the Adviser and its staff, when and to the extent engaged in providing services required to be provided by the Adviser under Section 1(a) and (b), and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Fund, except that costs or expenses relating specifically to items identified in the next sentence shall be borne by the Fund, as appropriate. The Fund will bear all costs and expenses of its operations and transactions, including, without limitation, those relating to: (i) the cost and expenses of any independent valuation firm; (ii) expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in monitoring the Fund’s investments and performing due diligence on its prospective portfolio companies, provided, however, the retention by the Adviser of any third party to perform such services shall require the advance approval of the Board (which approval shall not be unreasonably withheld) if the fees for such services are expected to exceed $30,000; once the third party is approved any expenditure to such third party will not require additional approval from the Board; (iii) interest payable on debt and other direct borrowing costs, if any, incurred to finance the Fund’s investments or to maintain its tax status; (iv) offerings of the Fund’s common stock and other securities; (v) investment advisory and management fees; (vi) fees and payments due under any administration agreement between the Fund and its administrator; (vii) transfer agent and custodial fees; (viii) federal and state registration fees; (ix) all costs of registration and listing the Fund’s shares on any securities exchange; (x) federal, state and local taxes; (xi) independent directors’ fees and expenses; (xii) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC); (xiii) costs of any reports, proxy statements or other notices to stockholders, including printing and mailing costs; (xiv) the cost of the Fund’s fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (xv) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, independent auditors and outside legal costs; (xvi) the costs and expenses associated with the establishment of an SPV (as defined in Section 3(c) below); (xvii) the allocable portion of the cost (excluding office space) of the Fund’s CFO, CCO and secretary (subject to the limit set forth in Section 1(a)); (xviii) subject to a cap of $150,000 in any fiscal year of the Fund, fifty percent of the unreimbursed travel and other related (e.g., meals) out-of-pocket expenses (subject to item (ii) above) incurred by the Adviser in sourcing investments for the Fund; provided that, if the investment is sourced for multiple clients of the Adviser, then the Fund shall only reimburse fifty percent of its allocable pro rata portion of such expenses; and (xix) all other expenses incurred by the Fund in connection with administering the Fund’s business (including travel and other out-of-pocket expenses (subject to item (ii) above) incurred in providing significant managerial assistance to a portfolio company). Additionally, any unsatisfied payment obligation to the Adviser of a wholly-owned subsidiary of the Fund, which arises under this Agreement, shall be the sole responsibility of the Fund and not the subsidiary, and such unsatisfied payments are specifically acknowledged as neither loans nor capital contributions to the subsidiary, and the Fund will not seek reimbursement from the subsidiary of such unsatisfied payments. Notwithstanding the foregoing, absent the consent of the Board, any fees or income earned, on the Fund’s behalf, by any officer, director, employee or agent of the Adviser in connection with the monitoring or closing of an investment or disposition by the Fund or for providing managerial assistance to a portfolio company (which includes, for example, service on the board of directors of a portfolio company but does not include the Adviser’s furnishing of portfolio management or other management services to a Third-Party Vehicle) shall inure to the Fund.

3.	Compensation of the Adviser.

The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. To the extent permitted by applicable law, the Adviser may elect, or the Fund may adopt a deferred compensation plan pursuant to which the Adviser may elect, to defer all or a portion of its fees hereunder for a specified period of time.

(a) The Base Management Fee shall be 2.00% per annum of the Fund’s total assets (excluding: (i) cash, (ii) the value of any investment in a Third-Party Vehicle covered by a Separate Agreement and (iii) the value of any investment by the Fund not made in a portfolio company (“Non-Eligible Assets”); but including assets purchased with borrowed funds that are not Non-Eligible Assets). The Base Management Fee will be payable quarterly in arrears. The Base Management Fee will be calculated based on the value of the Fund’s total assets (excluding Non-Eligible Assets, but including assets purchased with borrowed funds that are not Non-Eligible Assets) at the end of the most recently completed fiscal quarter. Base Management Fees for any partial fiscal quarter will be appropriately pro rated.

(b) The Incentive Fee shall consist of two parts, as follows:

(i) One part will be calculated and payable quarterly in arrears based on the Pre-Incentive Fee net operating income for the fiscal quarter (the “Income Incentive Fee”). “Pre-Incentive Fee net operating income” means interest income, dividend income and any other income (including any other fees paid to the Fund such as directors’, commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued by the Fund during the fiscal quarter, minus the Fund’s operating expenses for the fiscal quarter (including the Base Management Fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee (whether paid or accrued)).

Pre-Incentive Fee net operating income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee net operating income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation.

In calculating the amount of the Income Incentive Fee, pre-Incentive Fee net operating income, at the end of the immediately preceding fiscal quarter, will be compared to two “hurdle amounts”: 1.75% of the Fund’s net assets (defined as total assets less total liabilities) (the “Lower Hurdle Amount”) and 2.1875% of the Fund’s net assets (the “Higher Hurdle Amount”). The Fund will pay the Adviser the Income Incentive Fee with respect to the Fund’s pre-Incentive Fee net operating income in each fiscal quarter as follows:

(A) no Income Incentive Fee in any fiscal quarter in which the Fund’s pre-Incentive Fee net operating income does not exceed the Lower Hurdle Amount;

(B) 100% of the Fund’s pre-Incentive Fee net operating income with respect to that portion of such pre-Incentive Fee net operating income, if any, that exceeds the Lower Hurdle Amount but is less than the Higher Hurdle Amount in any fiscal quarter; and

(C) 20% of the amount of the Fund’s pre-Incentive Fee net operating income, if any, that exceeds the Higher Hurdle Amount in any fiscal quarter.

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current fiscal quarter.

(ii) The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each fiscal year (or upon termination of this Agreement as set forth below), commencing with the fiscal year ending on October 31, 2009, and will equal 20% of: (a) the Fund’s cumulative aggregate net realized capital gains on the Fund’s investments made after November 1, 2003 (the “Fund’s New Portfolio”) (exclusive of any realized gains on an investment in a Third-Party Vehicle covered by a Separate Agreement or that are subject to an SPV Incentive Allocation, as defined below); minus (b) the aggregate unrealized capital depreciation of the Fund’s New Portfolio calculated from November 1, 2003. If the Capital Gains Fee is positive at the end of such year, then the aggregate amount of Capital Gains Fees paid in all prior years shall be subtracted from the Capital Gains Fee for such year. If the Capital Gains Fee is negative, then there will be no Capital Gains Fee payable for such year. If this Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a Capital Gains Fee. Furthermore, upon the tender of a notice of termination of this Agreement, all unrealized capital gains on the Fund’s New Portfolio shall be deemed realized at their net asset value last determined by the Valuation Committee of the Board and the Capital Gains Fee shall be determined and deemed payable as of the date of a tender of a notice of termination of this Agreement. Any Capital Gains Fee due upon the tender of a notice of termination of this Agreement shall be paid as soon as practicable after the Capital Gains Fee is permitted to be paid under applicable law. Any Capital Gains Fee to be made under this Section 3 shall be paid as soon as practicable following the completion of the audit of the financial statements of the Fund for the applicable fiscal year performed in accordance with generally accepted accounting principles.

For purposes of this Section 3(b)(ii):

“Cumulative aggregate net realized capital gains” means cumulative aggregate realized capital gains minus cumulative aggregate realized capital losses.

“Cumulative aggregate realized capital gains” are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Fund’s New Portfolio when sold and (b) the accreted or amortized cost basis of such investment.

“Cumulative aggregate realized capital losses” are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Fund’s New Portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

“Aggregate unrealized capital depreciation” means the sum of the differences, if negative, between (a) the valuation of each investment in the Fund’s New Portfolio, as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

Notwithstanding the foregoing, in no event shall either the Fund’s contribution of an investment to a Subsidiary (as defined in Section 4) or the Fund’s distribution of an investment to the Fund’s stockholders be deemed to be a realization event.

(iii) Notwithstanding the foregoing, in no event shall the sum of the Capital Gains Fee and the SPV Incentive Allocation (as defined below), if any, for any fiscal year exceed: (a) 20% of (i) the Fund’s cumulative aggregate realized capital gains on the Fund’s investments (the “Fund’s Total Portfolio”) (including any realized gains attributable to an SPV Incentive Allocation (as defined below)), minus (ii) the sum of the cumulative aggregate realized capital losses on, and aggregate unrealized capital depreciation of, the Fund’s Total Portfolio; minus (b) the aggregate amount of Capital Gains Fees paid and the value of SPV Incentive Allocations made in all prior years (the “Cap”). Furthermore, in the event that the Capital Gains Fee for any fiscal year exceeds the Cap (“Uncollected Capital Gains Fees”), all or a portion of such amount shall be accrued and payable to the Adviser following any subsequent fiscal year in which the Agreement is in effect, but only to the extent the Capital Gains Fee, plus the amount of Uncollected Capital Gains Fees, each calculated as of the end of such subsequent fiscal year, do not exceed the Cap. Any remaining Uncollected Capital Gains Fees shall be paid in following subsequent fiscal years in accordance with the same process, provided the Agreement is in effect during such fiscal year.

For purposes of this Section 3(b)(iii):

“Cumulative aggregate realized capital gains” are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Fund’s portfolio when sold and (b) with respect to investments held by the Fund on November 1, 2003, the fair value of such investment on November 1, 2003, and with respect to all other investments, the accreted or amortized cost basis of such investment.

“Cumulative aggregate realized capital losses” are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Fund’s portfolio when sold is less than (b) with respect to investments held by the Fund on November 1, 2003, the fair value of such investment on November 1, 2003, and with respect to all other investments, the accreted or amortized cost basis of such investment.

“Aggregate unrealized capital depreciation” is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Fund’s portfolio as of the applicable Capital Gains Fee calculation date and (b) with respect to investments held by the Fund on November 1, 2003, the fair value of such investment on November 1, 2003, and with respect to all other investments, the accreted or amortized cost basis of such investment.

(c) The Fund hereby authorizes the Adviser to create or arrange for the creation of one or more special purpose vehicles for which it may serve as the general partner or managing member, as applicable, for purposes of making investments on behalf of the Fund (each, an “SPV”). A Third-Party Vehicle shall not be considered an SPV. Furthermore, the Fund authorizes the Adviser, in its role as the general partner or managing member, as applicable, of an SPV, to receive an incentive allocation equal to 20% of the net profits of the SPV (the “SPV Incentive Allocation”). The Adviser acknowledges and agrees that: (i) prior to the SPV conducting any investment activities, the Board must approve the SPV’s organizational documents; and (ii) subject to the approval of the Board, the Adviser will establish procedures for every SPV to ensure that any SPV Incentive Allocation received by the Adviser will not cause the total compensation received by the Adviser under this Agreement to exceed the limits imposed by Section 205(b)(3) of the Advisers Act.

In addition, for each of fiscal years 2009 and 2010, the Adviser hereby agrees to absorb or reimburse operating expenses of the Fund (promptly following the completion of such year), to the extent necessary to limit the Fund’s Expense Ratio for any such year to 3.50% (the “Expense Cap”); provided, however, if on October 31, 2009, the Fund’s net assets have not increased by at least 5% from October 31, 2008, the dollar value of the Expense Cap shall increase by 5% for fiscal 2010. For purposes of this paragraph, the Fund’s “Expense Ratio” shall be calculated as of October 31 of any such year and mean: (i) the consolidated expenses of the Fund (which expenses shall include any amounts payable to the Adviser under the Base Management Fee, but shall exclude the amount of any interest and other direct borrowing costs, taxes, incentive compensation, and extraordinary expenses (including, but not limited to, any legal claims and liabilities and litigation costs and any indemnification related thereto, and the costs of any spin-off or other similar type transaction contemplated by this Agreement)), as a percentage of (ii) the average net assets of the Fund (i.e., average consolidated assets less average consolidated liabilities) during such fiscal year as set forth in the Fund’s financial statements contained in the Fund’s annual report on Form 10-K.

4.	The Adviser’s Management of Private Equity Funds.

As consideration for the Fund entering into this Agreement, the Adviser acknowledges the parties’ objective of having the Fund’s stockholders participate in private investment funds managed by the Adviser. During the term of this Agreement, the Adviser agrees that, absent the consent of the Board, the Adviser shall not establish a private investment fund managed by the personnel of the Adviser with the investment objective of: (a) investing in mezzanine and debt securities; or (b) making equity or other “non-debt” investments that are: (i) at the time of the formation of the private fund, expected to be equal to or less than the lesser of 10% of the Fund’s net assets or $25 million; and (ii) issued by U.S. companies with less than $150 million in revenues (“Targeted Investments”). If the Board approves the formation of a new private investment fund for investment in Targeted Investments, this private investment fund may have a general partner or managing member (a “Private Fund General Partner”) that is a Subsidiary (as defined below), is owned (directly or indirectly) 100% by a Subsidiary, or is jointly owned by the Adviser and a Subsidiary. In such cases, Private Fund General Partners shall be entitled to the entire portion of incentive allocations paid by the private investment funds managed by the Adviser, unless a portion thereof is allocated to a third party that is not affiliated with, and independent of, the Adviser. The Fund represents that the Independent Board resolved to establish a wholly-owned subsidiary of the Fund (a “Subsidiary”) that would, among other things, have the authority to invest (directly or indirectly) in, or serve as, a Private Fund General Partner. It is understood that the Fund may pursue a spin-off of a Subsidiary to all stockholders (on a pro-rata basis), at such time as the Independent Board deems appropriate (e.g., when suitable market conditions are deemed to exist), the specific terms of which would be subject to the due diligence of, and the consideration and approval by, the Independent Board. In addition, the Adviser will use its reasonable efforts to include the Subsidiary in opportunities to participate in other new private investment funds formed to pursue investments other than Targeted Investments.

5.	Registration of the Adviser.

The Adviser covenants that it is registered as an investment adviser under the Advisers Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

6.	Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

7.	Limitations on the Business of the Adviser.

The services of the Adviser to the Fund are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, and subject to compliance with applicable law and adherence to Section 4. Nothing in this Agreement shall limit or restrict the right of any member, manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith. Notwithstanding the foregoing, the Adviser will not undertake any conflicting duties of loyalty which would affect its prior fiduciary duty to the Fund. In furtherance of this requirement, for a period of three years from November 1, 2008 (unless this Agreement ceases to be in effect), the Adviser shall give the Fund 30 days’ advance notice in writing of any proposed undertaking by it of material significance (including the taking on of any new clients) and will provide the Fund and the Fund’s independent directors with all information relevant to a determination of the effect of such undertaking on the Adviser’s ability to carry out its obligations to the Fund under this Agreement. Furthermore, during the term of this Agreement, the Adviser shall not manage another business development company, a private equity fund or other similar vehicle with the investment objective of investing in Targeted Investments, without the consent of the Board. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Fund, subject to the Adviser’s right to enter into sub-advisory agreements (in accordance with the requirements under the Investment Company Act). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Fund are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Fund as stockholders or otherwise.

8.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, officer, principal or employee of the Adviser is or becomes a director, officer and/or employee of the Fund and acts as such in any business of the Fund, then, when acting on behalf of the Fund, such manager, partner, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, officer or employee of the Adviser or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser.

9.	Limitation of Liability of the Adviser; Indemnification.

The Adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with any of them (collectively, the “Indemnified Parties”), shall not be liable to the Fund for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund, except: (a) to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services; or (b) with respect to any loss by the Fund caused by the willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties under this Agreement, or the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). The Fund shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding the foregoing provisions of this Section 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). Furthermore, the Adviser shall indemnify, defend and protect the Fund and hold it harmless in connection with losses or damages arising out of conduct identified in clauses (a) and (b) of this Section 9.

10.	Effectiveness, Duration and Termination of Agreement.

This Agreement shall become effective as of the date first written above (the “Effective Date”). This Agreement shall remain in effect for one year after such date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by: (a) the vote of the Board, or by the vote of a “majority of the outstanding voting securities” of the Fund (as such term is defined in Section 2(a)(42) of the Investment Company Act); and (b) the vote of a majority of the Fund’s directors who are not parties to this Agreement and are not “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any party to this Agreement, in accordance with the requirements of the Investment Company Act. This Agreement may be terminated at any time without the payment of any penalty, upon 60 days’ written notice, by: (a) the Adviser, at any time, in the event (i) a majority of the current members of the Independent Board ceases to serve as directors of the Fund; or (ii) the Fund undergoes a change in “control” (as such term is defined by Section 2(a)(9) of the Investment Company Act) not caused by the Adviser; or (b) the Adviser, at any time, following October 31, 2010; or (c) the vote of the stockholders holding a “majority of the outstanding voting securities” of the Fund (as such term is defined by Section 2(a)(42) of the Investment Company Act); or (d) the action of the Fund’s directors.

This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). Under no circumstances shall this agreement be assigned or transferred without the consent of the Fund’s Board. Following the termination of this Agreement, the Fund shall not have any obligation or liability to the Adviser or to the principals, officers and/or employees of the Adviser other than the obligation to pay the Adviser any outstanding amounts owed under Section 3 calculated until and through the date of termination of the Agreement. Notwithstanding anything to the contrary, the provisions of

Section 10 (Limitation of Liability of the Adviser; Indemnification) shall continue in full force and effect and apply to the Adviser and its representatives as and to the extent applicable.

This amendment and restatement of the Original Agreement shall not be treated as a termination of the Original Agreement.

11.	The Fund’s Portfolio Manager.

The Adviser represents that it will enter into an agreement with Mr. Tokarz pursuant to which Mr. Tokarz will agree to serve as the portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio for the fiscal years 2009 and 2010 (subject to the termination of the Agreement in accordance with the provisions of Section 10). In addition, the parties hereby acknowledge that Mr. Tokarz is the current Portfolio Manager of the Fund and the Adviser covenants that throughout the term of this Agreement it will not undertake any action that would cause Mr. Tokarz to cease to serve as the Fund’s primary Portfolio Manager, including, without limitation, transferring any controlling interest in the Adviser to another entity or person. Notwithstanding the foregoing, it is understood by the Fund that Mr. Tokarz is not required to devote his full business time and attention to his duties as the Fund’s Portfolio Manager or to the Adviser. In addition, as of the effective date of the Original Agreement, the employment agreement between Mr. Tokarz and the Fund dated November 1, 2003, as extended on October 31, 2005 (the “Employment Agreement”), terminated and any outstanding obligations under that agreement are superseded by those under this Agreement.

12.	Coordination with Code Section 409A.

This Agreement is intended to comply with the short-term deferral rule described in the final regulations promulgated under Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and therefore to be exempt from Code Section 409A. Specifically, with respect to the Base Management Fee described in Section 3(a) and payable quarterly in arrears, all payments made with respect to the first quarter of a fiscal year (i.e., November 1 through January 31) shall be paid no later than the later of March 15 of the fiscal year, or the last date that would enable the payment to satisfy the short-term deferral rule and maintain the Code Section 409A exemption. Similarly, with respect to the first part of the Incentive Fee (also called the “Income Incentive Fee”) described in Section 3(b)(i) and payable quarterly in arrears, all such Income Incentive Fee payments made with respect to the first quarter of a fiscal year (i.e., November 1 through January 31) shall be paid no later than the later of March 15 of the fiscal year, or the last date that would enable the payment to satisfy the short-term deferral rule and maintain the Code Section 409A exemption. With respect to the second part of the Incentive Fee (also called the “Capital Gains Fee”) described in Section 3(b)(ii) and payable in arrears at the end of each fiscal year, all such Capital Gains Fee payments shall be paid no later than the later of March 15 following the end of the fiscal year, or the last date that would enable the payment to satisfy the short-term deferral rule and maintain the Code Section 409A exemption.

13.	Use of the Fund’s Name.

The Adviser acknowledges that the name of the Fund is the Fund’s property and, as such, the Adviser shall not, without the prior written consent of the Board, use, or cause to be used, the Fund’s name or any derivative thereof, including, but not limited to, the term “MVC.”

14.	Amendments of this Agreement.

This Agreement may not be amended or modified except by an instrument in writing signed by all parties hereto, but the consent of the Fund must be obtained in conformity with the requirements of the Investment Company Act.

15.	Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, including without limitation Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Laws and Rules 327(b), and the applicable provisions of the Investment Company Act, if any. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, if any, the latter shall control. The parties unconditionally and irrevocably consent to the exclusive jurisdiction of the courts located in the State of New York and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

16.	No Waiver.

The failure of either party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions, and no waiver shall be binding unless executed in writing by all parties hereto.

17.	Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

18.	Headings.

The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

19.	Counterparts.

This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original instrument and all of which taken together shall constitute one and the same agreement.

20.	Notices.

All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service (with signature required), by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at their respective principal executive office addresses.

21.	Entire Agreement.

This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings (including the Original Agreement and the Employment Agreement), both written and oral, between the parties with respect to such subject matter.

22.	Certain Matters of Construction.

(a) The words “hereof,” “herein,” “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof.

(b) Definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender.

(c) The word “including” shall mean including without limitation.

In witness whereof, the parties hereto have caused this Agreement to be duly executed on the date above written.

MVC Capital, Inc.

By:
Name:

Title:

The Tokarz Group Advisers LLC

By:
Name:

Title:

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing Proxy Cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

1. Individual Accounts:  Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All Other Accounts:  The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Profit Sharing Plan	John Doe, Treasurer
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
MVC CAPITAL, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
APRIL 14, 2009
This proxy is solicited on behalf of the Board of Directors of MVC Capital, Inc. (the “Fund”) for use at the annual meeting of stockholders to be held at [10:00 a.m.] (Eastern time), on April 14, 2009, at the offices of UBS, 299 Park Avenue, New York, New York 10171 (the “Meeting”), and relates to the proposal with respect to the Fund set forth in the Notice of Annual Meeting of Stockholders dated [March 6, 2009].
The undersigned hereby appoints Michael Tokarz and Peter Seidenberg and each of them proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote, as designated, on behalf of the undersigned at the Meeting and any adjournment thereof, all shares of the Fund which the undersigned is entitled to vote at the Meeting and any adjournment thereof.
Your vote is important. If this proxy is properly executed and received by the Fund prior to the Meeting, shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy will be voted “FOR” the proposal and to grant discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.
Please mark, sign, date and return promptly in the enclosed envelope if you are not voting by telephone or the Internet.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

MVC CAPITAL, INC.
C/O COMPUTERSHARE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694
Your vote is important. Please vote immediately.
Vote-by-Internet

Log on to the Internet and go to [http://www.eproxyvote.com/mvc]
OR
Vote-by-Telephone

Call toll-free [1-877-PRX-VOTE (1-877-779-8683)]
If you vote over the Internet or by telephone, please do not mail your card.

		DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZMVC71
☒	Please mark votes as in this example.		3453
The Board of Directors of MVC Capital, Inc. (the “Fund”) recommends that you vote FOR the proposal[s] set forth below.

1.	To elect six nominees to serve as members of the Board of Directors of the Fund:		3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

	(01) Emilio Dominianni	(05) William Taylor
	(02) Gerald Hellerman	(06) Michael Tokarz
	(03) Warren Holtsberg
	(04) Robert Knapp

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐
For all nominees except as noted above

2.	To approve an Amended and Restated Investment Advisory and Management Agreement between the Fund and TTG Advisers as described in the proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Please sign exactly as name(s) appears hereon. If shares are held in the name of joint owners, each should sign.

Attorneys-in-fact, executors, administrators, trustees, guardians, etc. should so indicate. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders and the proxy statement, dated , 2009.
Signature:                                                      Date:                                                     Signature:                                                 Date: